EXHIBIT 10.1

AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of April 13, 2026, is made among AVNET, INC., a New York corporation (the “Company”), AVNET HOLDING EUROPE BV, a Belgian privately held limited liability company (“Avnet Europe” and, together with the Company, the “Borrowers” and each, a “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, and the Lenders party hereto (including the Increasing Lenders (as defined below)).  Each capitalized term used and not otherwise defined in this Amendment has the definition specified in the Credit Agreement described below.

RECITALS:

A.The Borrowers, certain Subsidiaries of the Company party thereto from time to time, the Administrative Agent and certain financial institutions party thereto from time to time (the “Lenders”) have entered into that certain Third Amended and Restated Credit Agreement dated as of January 17, 2025 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrowers a senior revolving credit facility.
B.In accordance with Section 2.15 of the Credit Agreement, the Company has notified the Administrative Agent of a request for an increase in the Aggregate Commitments in the aggregate principal amount of $250,000,000 (the “2026 Commitment Increase”), and pursuant to Section 2.15 of the Credit Agreement, the Persons set forth on Annex I to this Amendment, including the lender identified on the signature pages hereto as “New Lender” (the “New Lender”) (each such Person, an “Increasing Lender” and collectively, the “Increasing Lenders”) are willing to provide the 2026 Commitment Increase on the Effective Date (as defined below) on the terms set forth herein and in the Credit Agreement and subject to the conditions set forth herein.
C.Pursuant to Section 2.15 of the Credit Agreement, each of the Borrowers, the Administrative Agent and the Increasing Lenders have agreed to the 2026 Commitment Increase, and each of the Borrowers, the Administrative Agent, the Increasing Lenders and the other Lenders party hereto have agreed to this Amendment, in each case, as evidenced by each such party’s signature to this Amendment.

In consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. 2026 Commitment Increase. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, as of the Effective Date:

(a)(i) the 2026 Commitment Increase shall be provided by the applicable Increasing Lenders (including, for the avoidance of doubt, the New Lender) in the amounts set forth on Annex I to this Amendment, (ii) the 2026 Commitment Increase will be made available as Commitments by such applicable Increasing Lenders to the relevant Borrowers on and after the Effective Date, (iii) the aggregate principal amount of the 2026 Commitment Increase constitutes usage of the Maximum Aggregate Commitment Increase under Section 2.15 of the Credit Agreement, with the same pricing and maturity as (as well as all other terms and conditions applicable to) the Aggregate Commitments prior to giving effect to the 2026 Commitment Increase and this Amendment, (iv) the amount of outstanding Loans on the Effective Date will be reallocated by and among the Lenders on the Effective Date by the Administrative Agent to reflect the 2026 Commitment Increase, and the relevant Lenders (at the direction of the Administrative Agent) will make such payments among themselves so that the outstanding Loans are held ratably (and ratably among Interest Periods) by the Lenders on the Effective Date, (v) Schedule 2.01 of the

Credit Agreement shall be amended to read in its entirety as set forth on Annex II to this Amendment, and (vi) the Credit Agreement will be deemed amended to effectuate the foregoing clauses (i) through (v) in accordance with Section 2.15 and Section 10.01 of the Credit Agreement; and

(b)without limiting the foregoing, (i) in connection with the 2026 Commitment Increase, the Administrative Agent shall make such adjustments between and among the applicable Lenders and the Borrowers as are reasonably necessary to effectuate the 2026 Commitment Increase, (ii) in connection with any reallocation of Loans or Interest Periods on the Effective Date, each of the Lenders party hereto consents to any early termination of any Interest Periods in respect of such reallocation and agrees to waive any amounts to which it might otherwise be entitled under Section 3.05 of the Credit Agreement in connection therewith and (iii) each of the Lenders party hereto acknowledges that the ten Business Days’ notice requirement under Section 2.15(a) of the Credit Agreement has been satisfied.

Section 2.Joinder of New Lender.

(a)The New Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b)(iii) of the Credit Agreement), (C) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder and hold the Commitments applicable to the New Lender in the amount set forth on Annex I to this Amendment (as such Commitments may be modified at any time or from time to time pursuant to the terms of the Loan Documents), (D) it is sophisticated with respect to decisions to acquire assets of the type represented by its Commitments and either it, or the Person exercising discretion in making its decision to acquire its Commitments, is experienced in acquiring assets of such type, (E) it has received a copy of the Credit Agreement and the other Loan Documents, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 of the Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to acquire its Commitments, (F) it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to acquire its Loans, and (G) if it is a Foreign Lender, it has delivered to the Administrative Agent and the Borrower any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the New Lender, as applicable; and (ii) agrees that (A) it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. On and after the Effective Date, all references to the “Lenders” in the Credit Agreement and the other Loan Documents shall be deemed to include the New Lender.

(b)Each of the Company, the Administrative Agent, the L/C Issuers and the Swing Line Lender hereby consents to the New Lender providing its respective portions of the Commitments and becoming a Lender under the Credit Agreement.

Section 3.Amendments to Credit Agreement. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, as of the Effective Date, the parties hereto hereby agree that (a) the cover page to the Credit Agreement is hereby amended by inserting “DBS BANK LTD.” in the listing of Joint Lead Arrangers and Joint Bookrunners and (b) the definition of “Arrangers” in Section 1.01 of the Credit Agreement is hereby amended to include “DBS Bank Ltd.”

Section 4. Effectiveness; Conditions Precedent. This Amendment, the 2026 Commitment Increase provided in Section 1 hereof and the amendments to the Credit Agreement provided in Section 3 hereof, shall each become effective as of the date on which the following conditions precedent are satisfied or waived (the “Effective Date”):

(a)the Administrative Agent shall have received, in form and substance reasonably satisfactory to the Administrative Agent, at least one fully executed copy of this Amendment, duly executed by each of the Borrowers, the Administrative Agent, the Swing Line Lender, the L/C Issuers, the Increasing Lenders and such Lenders as are necessary to constitute Required Lenders;
(b)the Company shall have delivered to the Administrative Agent a certificate of each Loan Party dated as of the Effective Date signed by a Responsible Officer of such Loan Party (A) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the 2026 Commitment Increase, and (B) in the case of the Company, certifying that, before and after giving effect to such increase, (1) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (2) no Default exists;
(c)at least five days prior to the Effective Date, any Borrower that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered a Beneficial Ownership Certification in relation to such Borrower to each Lender that so requests at least 10 days prior to the Effective Date;
(d)upon the reasonable request of any Lender made at least 10 days prior to the Effective Date, the Borrowers shall have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least five days prior to the Effective Date;
(e) on or before the Effective Date, to the Person to whom such fees are owing, any fees required to be paid pursuant to this Amendment or the Engagement Letter dated as of March 25, 2026 between the Company and BofA Securities, Inc.; and
(f)the Company shall have paid all reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent required to be paid pursuant to Section 10.04 and invoiced at least one Business Day prior to the Effective Date (provided that the Company shall remain liable for any additional reasonable and documented fees and expenses of such counsel to the Administrative Agent in accordance with Section 10.04).

Without limiting the generality of the provisions in Article IX of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.

Section 5. Representations and Warranties.  In order to induce the Administrative Agent, the Increasing Lenders and each other Lender party hereto to enter into this Amendment, each of the Borrowers represents and warrants to the Administrative Agent and the Lenders as follows:

(a)the representations and warranties of each Loan Party contained in Article V of the Credit Agreement and in each other Loan Document to which such Loan Party is a party, or in any document furnished at any time under or in connection herewith or therewith (including any Designated Borrower Request and Assumption Agreement), are true and correct in all material respects (without duplication of any materiality qualification included in the terms of any such representation or warranty) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (without duplication of any materiality qualification included in the terms of any such representation or warranty) as of such earlier date, and except that for purposes hereof, the representations and warranties contained in subsections (a) and (b) of Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01;
(b)this Amendment has been duly authorized, executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as may be limited by applicable Debtor Relief Laws and general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
(c)as of the date hereof, after giving effect to this Amendment and the 2026 Commitment Increase, no Default or Event of Default has occurred and is continuing.

Section 6.Entire Agreement.  This Amendment, together with all the other Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 2.15 and Section 10.01 of the Credit Agreement.  This Amendment is a Loan Document.

Section 7.Full Force and Effect of Agreement.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms. This Amendment shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (ii) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time other than as expressly set forth herein, or (iii) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Company, any Loan Party or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any

Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

Section 8.Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.  Without limiting the foregoing, the provisions of Section 10.19 of the Credit Agreement shall be applicable to this Amendment.

Section 9.Governing Law; Jurisdiction, Etc.  This Amendment shall be governed by, and construed in accordance with, the law of the State of New York, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

Section 10.Enforceability.  If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11.Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

Section 12.  Costs and Expenses.  To the extent provided in Section 10.04(a) of the Credit Agreement, the Company agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent (including the reasonable and documented fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution and delivery of this Amendment and any other related Loan Documents.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

AVNET, INC.

By:	/s/ Monica Pantea
Name:	Monica Pantea
Title:	Treasurer

AVNET HOLDING EUROPE BV

By:	/s/ Monica Pantea
Name:	Monica Pantea
Title:	Authorized Signatory

Avnet, Inc.

Amendment No. 2 to Third Amended and Restated Credit Agreement

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.
as Administrative Agent

By:	/s/ Elizabeth Uribe
Name	Elizabeth Uribe
Title	Assistant Vice President

Avnet, Inc.

Amendment No. 2 to Third Amended and Restated Credit Agreement

Signature Page

LENDERS:

BANK OF AMERICA, N.A., as an L/C Issuer, Swing
Line Lender and a Lender

By:	/s/ Carlos A. Delgado Robledo
Name:	Carlos A. Delgado Robledo
Title:	Director

Avnet, Inc.

Amendment No. 2 to Third Amended and Restated Credit Agreement

Signature Page

BNP PARIBAS, as an L/C Issuer and a Lender

By:	/s/ Maria Muli
Name:	Maria Muli
Title:	Managing Director

By:	/s/ Michael Kowalczuk
Name:	Michael Kowalczuk
Title:	Managing Director

Avnet, Inc.

Amendment No. 2 to Third Amended and Restated Credit Agreement

Signature Page

JPMORGAN CHASE BANK, N.A., as an L/C Issuer
and a Lender

By:	/s/ Ryan Zimmerman
Name:	Ryan Zimmerman
Title:	Executive Director

Avnet, Inc.

Amendment No. 2 to Third Amended and Restated Credit Agreement

Signature Page

TRUIST BANK, as an L/C Issuer and a Lender

By:	/s/ Alfonso Brigham
Name:	Alfonso Brigham
Title:	Director

Avnet, Inc.

Amendment No. 2 to Third Amended and Restated Credit Agreement

Signature Page

MUFG BANK, LTD, as an L/C Issuer and a Lender

By:	/s/ Thomas E. Lane
Name:	Thomas E. Lane
Title:	Managing Director

Avnet, Inc.

Amendment No. 2 to Third Amended and Restated Credit Agreement

Signature Page

THE BANK OF NOVA SCOTIA, as an L/C Issuer
and a Lender

By:	/s/ Yvonne Bai
Name:	Yvonne Bai
Title:	Director

Avnet, Inc.

Amendment No. 2 to Third Amended and Restated Credit Agreement

Signature Page

BANCO SANTANDER, S.A., NEW YORK BRANCH, as a Lender
,

	By:	/s/ Zara Kamal
	Name:	Zara Kamal
	Title:	Executive Director

	By:	/s/ Daniel Kostman
	Name:	Daniel Kostman
	Title:	Managing Director

Avnet, Inc.

Amendment No. 2 to Third Amended and Restated Credit Agreement

Signature Page

BANK OF CHINA, LOS ANGELES BRANCH, as a
Lender

By:	/s/ Peng Li
Name:	Peng Li
Title:	SVP & Branch Manager

Avnet, Inc.

Amendment No. 2 to Third Amended and Restated Credit Agreement

Signature Page

COMMERZBANK AG, NEW YORK BRANCH, as a
Lender

By:	/s/ Maurice Kiefer
Name:	Maurice Kiefer
Title:	Director

By:	/s/ Jeff Sullivan
Name:	Jeff Sullivan
Title:	Director

Avnet, Inc.

Amendment No. 2 to Third Amended and Restated Credit Agreement

Signature Page

DBS BANK LTD., as a Lender

By:	/s/ Lim Sok Hoon
Name:	Lim Sok Hoon
Title:	Assistant Vice President

Avnet, Inc.

Amendment No. 2 to Third Amended and Restated Credit Agreement

Signature Page

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ John R. Macks
Name:	John R. Macks
Title:	Senior Vice President

Avnet, Inc.

Amendment No. 2 to Third Amended and Restated Credit Agreement

Signature Page

SUMITOMO MITSUI BANKING CORPORATION, as
a Lender

By:	/s/ Nabeel Shah
Name:	Nabeel Shah
Title:	Executive Director

Avnet, Inc.

Amendment No. 2 to Third Amended and Restated Credit Agreement

Signature Page

THE TORONTO-DOMINION BANK, NEW YORK
BRANCH, as a Lender

By:	/s/ David Perlman
Name:	David Perlman
Title:	Authorized Signatory

Avnet, Inc.

Amendment No. 2 to Third Amended and Restated Credit Agreement

Signature Page

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Alex Wilson
Name:	Alex Wilson
Title:	Vice President

Avnet, Inc.

Amendment No. 2 to Third Amended and Restated Credit Agreement

Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Matt Milbourn
Name:	Matt Milbourn
Title:	Executive Director

Avnet, Inc.

Amendment No. 2 to Third Amended and Restated Credit Agreement

Signature Page

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Vinai Krishnan
Name:	Vinai Krishnan
Title:	Managing Director

Avnet, Inc.

Amendment No. 2 to Third Amended and Restated Credit Agreement

Signature Page

BAYERISCHE LANDESBANK, NEW YORK BRANCH,
as a Lender

By:	/s/ Rolf Siebert
Name:	Rolf Siebert
Title:	Executive Director

By:	/s/ Elke Videgain
Name:	Elke Videgain
Title:	Vice President

Avnet, Inc.

Amendment No. 2 to Third Amended and Restated Credit Agreement

Signature Page

OVERSEA-CHINESE BANKING CORPORATION
LIMITED, NEW YORK AGENCY, as a New Lender

By:	/s/ Grace Sun
Name:	Grace Sun
Title:	Managing Director

Avnet, Inc.

Amendment No. 2 to Third Amended and Restated Credit Agreement

Signature Page

Annex I

Increasing Lender	Increase in Commitment	2026 Commitment Increase Percentage
Bank of America, N.A.	$13,000,000.00	5.200000000%
BNP Paribas	$13,000,000.00	5.200000000%
JPMorgan Chase Bank, N.A.	$13,000,000.00	5.200000000%
MUFG Bank, Ltd.	$13,000,000.00	5.200000000%
The Bank of Nova Scotia	$13,000,000.00	5.200000000%
Truist Bank	$13,000,000.00	5.200000000%
Banco Santander, S.A., New York Branch	$7,000,000.00	2.800000000%
Bank of China, Los Angeles Branch	$7,000,000.00	2.800000000%
Commerzbank AG, New York Branch	$7,000,000.00	2.800000000%
DBS Bank Ltd.	$67,000,000.00	26.800000000%
KeyBank National Association	$7,000,000.00	2.800000000%
Sumitomo Mitsui Banking Corporation	$7,000,000.00	2.800000000%
The Toronto-Dominion Bank, New York Branch	$7,000,000.00	2.800000000%
U.S. Bank National Association	$7,000,000.00	2.800000000%
Wells Fargo Bank, National Association	$7,000,000.00	2.800000000%
Oversea-Chinese Banking Corporation Limited	$49,000,000.00	19.600000000%
Total:	$250,000,000.00	100.000000000%

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Annex II

SCHEDULE 2.01

COMMITMENTS
AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Commitment Percentage
Bank of America, N.A.	$133,000,000.00	7.600000000%
BNP Paribas	$133,000,000.00	7.600000000%
DBS Bank Ltd.	$133,000,000.00	7.600000000%
JPMorgan Chase Bank, N.A.	$133,000,000.00	7.600000000%
MUFG Bank, Ltd.	$133,000,000.00	7.600000000%
The Bank of Nova Scotia	$133,000,000.00	7.600000000%
Truist Bank	$133,000,000.00	7.600000000%
Banco Santander, S.A., New York Branch	$73,000,000.00	4.171428571%
Bank of China, Los Angeles Branch	$73,000,000.00	4.171428571%
Commerzbank AG, New York Branch	$73,000,000.00	4.171428571%
KeyBank National Association	$73,000,000.00	4.171428571%
Sumitomo Mitsui Banking Corporation	$73,000,000.00	4.171428571%
The Toronto-Dominion Bank, New York Branch	$73,000,000.00	4.171428571%
U.S. Bank National Association	$73,000,000.00	4.171428571%
Wells Fargo Bank, National Association	$73,000,000.00	4.171428571%
KBC Bank N.V., New York Branch	$49,000,000.00	2.800000000%
Oversea-Chinese Banking Corporation Limited	$49,000,000.00	2.800000000%
Standard Chartered Bank	$49,000,000.00	2.800000000%
The Huntington National Bank	$49,000,000.00	2.800000000%
Bayerische Landesbank, New York Branch	$39,000,000.00	2.228571429%
Total:	$1,750,000,000.00	100.000000000%

600325927